GOODWILL AND INTANGIBLE ASSETS - SCHEDULE OF EXPECTED AMORTIZATION OF INTANGIBLE ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
2017	$ 1,453
2018	668
2019	600
2020	500
Total	$ 3,221	$ 19,026